UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2018 (November 9, 2018)

U.S. WELL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38025	81-1847117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 South Post Oak Lane
Suite 405
Houston, TX

(address of principal executive offices)

77056
(zip code)

(832) 562-3730

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 UR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Introductory Note

On November 9, 2018 (the “Closing Date”), U.S. Well Services, Inc. (formerly Matlin & Partners Acquisition Corporation) (the “Company”) consummated the previously announced business combination with USWS Holdings LLC, a Delaware limited liability company (“USWS Holdings”), as contemplated in the previously announced Merger and Contribution Agreement, dated as of July 13, 2018, and amended on August 9, 2018, and further amended on November 2, 2018 (as amended, the “Merger and Contribution Agreement”), with MPAC Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub”), USWS Holdings, certain owners of equity interests in USWS Holdings (the “Blocker Companies”) and, solely for purposes described therein, the seller representative named therein. The transactions contemplated by the Merger and Contribution Agreement, including the merger of each Blocker Company into the Company (the “Blocker Merger”), the contribution by the Company to Merger Sub of all of its available funds (other than cash to be used to pay certain transaction expenses) and the issuance of shares of its Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), and its Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”), and the merger of Merger Sub with and into USWS Holdings, are collectively referred to herein as the “Business Combination.”

Following the completion of the Business Combination (the “Closing”), substantially all of the Company’s assets and operations are held and conducted by USWS Holdings and its subsidiaries, including U.S. Well Services, LLC (“USWS”), and the Company’s only assets are equity interests in USWS Holdings. The Company owns a majority of the economic and voting interests of USWS Holdings and is the sole manager of USWS Holdings.

In connection with the Closing, the Company changed its name from “Matlin & Partners Acquisition Corporation” to “U.S. Well Services, Inc.” Unless the context otherwise requires, “Matlin” or “MPAC” refers to the registrant prior to the Closing, and “we,” “us,” “our” and the “Company” refer to the registrant and its subsidiaries following the Closing.

The foregoing description of the Merger and Contribution Agreement is a summary only and is qualified in its entirety by reference to the Merger and Contribution Agreement, Amendment No. 1 to the Merger and Contribution Agreement and Amendment No. 2 to the Merger and Contribution Agreement, a copy of which is filed as Exhibit 2.1, Exhibit 2.2 and Exhibit 2.3, respectively, to this Current Report on Form 8-K. A more detailed description of the Business Combination and related transactions can be found in MPAC’s definitive proxy statement in connection with the solicitation of proxies from MPAC’s stockholders to approve the Business Combination and related transactions filed with the Securities and Exchange Commission (the “SEC”) on October 10, 2018 (the “Proxy Statement”).

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Registration Rights Agreement

Concurrently with the Closing, the Company, Matlin & Partners Acquisition Sponsor LLC (“Sponsor”), the owners of equity interests in the Blocker Companies (the “Blocker Stockholders”), certain owners of equity interests in USWS Holdings other than the Blocker Companies (the “Non-Blocker USWS Members”), Crestview III USWS, L.P. (“Crestview Investor I”), Crestview III USWS TE, LLC (together with Crestview Investor I, “Crestview”), Joel Broussard, certain lenders (the “Lenders”) under USWS’ Amended and Restated Senior Secured Credit Agreement, dated as of February 2, 2017 (the “Credit Agreement”), and Piper Jaffray & Co. (“Piper”) entered into an amended and restated registration rights agreement (the “A&R Registration Rights Agreement”).

The A&R Registration Rights Agreement amends, restates and replaces the registration rights agreement entered into by and among MPAC, Sponsor, Cantor Fitzgerald & Co. and the holders named therein in connection with Matlin’s initial public offering, in order to provide substantially similar registration rights to each of Sponsor, the Blocker Stockholders, the Non-Blocker USWS Members, Crestview, Joel Broussard, the Lenders and Piper, pursuant to which the Company will be required to register for resale shares of Class A Common Stock held by those parties upon Closing or issuable upon the future exercise of private placement warrants or upon the future exchange of new units of USWS Holdings (“New USWS Units”) and shares of Class B Common Stock, as well as the private placement warrants held by certain of these parties, in each case held by them upon Closing (collectively, “Registrable Securities”).

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 The Company will be required, within 30 days after consummation of the Business Combination, to file a registration statement registering the resale of all of the Registrable Securities. In addition, if an underwritten offering is reasonably expected to result in gross proceeds of at least $25 million, (i) Sponsor will be entitled to demand three underwritten offerings, (ii) the Blocker Stockholders, the Non-Blocker USWS Members and the Lenders, collectively, will be entitled to demand five underwritten offerings and (iii) Crestview will be entitled to demand three underwritten offerings with respect to their Registrable Securities. The holders of Registrable Securities will also have certain “piggy-back” rights with respect to underwritten offerings initiated by the Company or our stockholders.

We will be required to bear all expenses incurred in connection with the filing of any such registration statements and any such offerings, other than underwriting discounts and commission on the sale of Registrable Securities and the fees and expenses of counsel to holders of Registrable Securities. The A&R Registration Rights Agreement also will include customary provisions regarding indemnification and contribution.

The A&R Registration Rights Agreement also provides that, subject to certain exceptions, the Blocker Stockholders, the Non-Blocker USWS Members and Piper will not transfer the shares of Class A Common Stock, New USWS Units or shares of Class B Common Stock issued to them in the Business Combination, as well as the shares of Class A Common Stock issuable upon exchange of such New USWS Units and shares of Class B Common Stock, prior to the first anniversary of the Closing Date, except that up to 50% of the shares of Class A Common Stock held or acquirable on exchange by each such person and its permitted transferees may be transferred in an underwritten public offering on or after the date that is 180 days after the Closing Date.

The foregoing description of the A&R Registration Rights Agreement is a summary only and is qualified in its entirety by reference to the A&R Registration Rights Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K.

Amended and Restated Limited Liability Company Agreement of USWS Holdings

At the Closing, the Company and the Non-Blocker USWS Members entered into an Amended and Restated Limited Liability Company Agreement of USWS Holdings (the “A&R USWS LLC Agreement”), which sets forth, among other things, the rights and obligations of the members of USWS Holdings. Under the A&R USWS LLC Agreement, the Company is the sole manager of USWS Holdings effective at Closing and will be able to control all of the day-to-day business affairs and decision-making of USWS Holdings without the approval of any member, unless otherwise stated in the A&R USWS LLC Agreement. For example, the sole manager cannot take any action that would result in the failure of USWS Holdings to be classified as a partnership for U.S. federal income tax purposes without the approval of the members. As the sole manager, the Company, through its officers and directors, will be responsible for all operational and administrative decisions of USWS Holdings and the day-to-day management of the business of USWS Holdings and its subsidiaries, including USWS.

The foregoing description of the A&R USWS LLC Agreement is a summary only and is qualified in its entirety by reference to the A&R USWS LLC Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Amendment No. 2 to the Sponsor Agreement

On November 9, 2018, MPAC, USWS Holdings and Sponsor entered into Amendment No. 2 to the Sponsor Agreement (“Amendment No. 2”). Amendment No. 2 amended the Sponsor Agreement, dated as of July 13, 2018 and amended on November 2, 2018 (as amended, the “Sponsor Agreement”) to further clarify that during the time that Sponsor’s certain Class A Common Stock shares are subject to certain transfer restrictions based on the Sponsor Agreement (the “Conversion Shares”), if the consideration in the Applicable Transaction (as defined in Amendment No. 2) consists solely of cash and the amount for which each share of Class A Common Stock is exchangeable is less than $12.00, then Sponsor will forfeit 1,000,000 Conversion Shares (the “$12 Conversion Shares”). If the consideration in the Applicable Transaction consists of cash and securities and/or other property and the value of the cash, securities and other property, if any, for which each share of Class A Common Stock is exchangeable is less than $12.00, as determined in good faith by the Company, the Company will receive and hold in escrow for the benefit of Sponsor any and all consideration in respect of the $12 Conversion Shares until such time as the value of such consideration, as determined in good faith by the Company, equals or exceeds $12.00 per share of Class A Common Stock.

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In addition, Amendment No. 2 imposed the above forfeiture and escrow provision on Sponsor with respect to an additional 609,677 Conversion Shares but at a consideration value per share of $13.50 rather than $12.00.

The foregoing description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by the terms and conditions of Amendment No. 2, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K.

Indemnity Agreements

On the Closing Date, we entered into indemnity agreements with David J. Matlin, David L. Treadwell, Adam Klein, Eddie Watson, James Bold and Ryan Carroll, each of whom became or continued as a director of the Company at Closing, and Joel Broussard, Kyle O’Neill, Nathan Houston and Matthew Bernard, each of whom became an executive officer and/or director of the Company at Closing. Each indemnity agreement provides that, subject to limited exceptions, and among other things, we will indemnify the director or executive officer to the fullest extent permitted by law for claims arising in his or her capacity as our director or officer.

The foregoing descriptions of the indemnity agreements are a summary only and are qualified in their entirety by reference to the form of indemnity agreement, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth under “Introductory Note” above is incorporated in this Item 2.01 by reference. The material provisions of the Merger and Contribution Agreement are described in the Proxy Statement, beginning on page 83 thereof, in the section entitled “Proposal No. 1—The Business Combination Proposal—The Merger and Contribution Agreement,” which is incorporated herein by reference.

The Business Combination was approved by MPAC’s stockholders at the special meeting in lieu of the 2018 annual meeting of stockholders (the “Special Meeting”). At the Special Meeting, 29,673,697 shares of Class A Common Stock and Class F Common Stock, par value $0.0001 per share (the “Class F Common Stock”), voting as a single class, were voted in favor of the proposal to approve the Business Combination, 600,100 shares of Class A Common Stock and Class F Common Stock, voting as a single class, were voted against the proposal, and there were no abstentions or broker non-votes. MPAC’s public stockholders had the opportunity, in connection with the Closing, to redeem shares of Class A Common Stock pursuant to the terms of MPAC’s amended and restated certificate of incorporation (the “Charter”), and public stockholders holding an aggregate of 28,856,991 shares of Class A Common Stock elected to have such shares redeemed for an aggregate amount of approximately $293.1 million. In addition, in connection with the Closing, Sponsor forfeited 2,975,000 shares of Class F Common Stock, pursuant to the Sponsor Agreement (such forfeiture, the “Sponsor Forfeiture”). In accordance with the Charter, the 5,150,000 shares of Class F Common Stock that remained outstanding following the Sponsor Forfeiture were converted into shares of Class A Common Stock on a one-for-one basis (the “Class F Common Stock Conversion”).

At Closing, pursuant to the terms of the Merger and Contribution Agreement:

•	MPAC issued to the Blocker Stockholders 13,532,331 shares of Class A Common Stock in exchange for their equity interest in the Blocker Companies;
•	MPAC and USWS Holdings issued to the Non-Blocker USWS Members 14,546,755 New USWS Units and 14,546,755 shares of Class B Common Stock;
•	MPAC issued to Piper 509,337 shares of Class A Common Stock in satisfaction of its fee for acting as financial advisor to USWS in connection with the Business Combination;

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•	MPAC issued to the Lenders an aggregate of 1,314,999 shares of Class A Common Stock as repayment for a portion of the loans outstanding under the Credit Agreement prior to Closing;
•	MPAC issued 20,250,000 shares of Class A Common Stock to Crestview (including 10,350,000 shares pursuant to a backstop commitment);
•	MPAC issued 4,500,000 shares of Class A Common Stock to certain other institutional investors (the “PIPE Investors”) that entered into subscription agreements with MPAC; and
•	MPAC issued 1,180,000 shares of Class A Common Stock to certain individuals, including (i) 650,000 shares of Class A Common Stock to the former Chief Executive Officer of USWS Holdings, who became the President and Chief Executive Officer of the Company at Closing, in satisfaction of a portion of a “change in control” bonus he was entitled to receive at Closing under his previously existing employment agreement with USWS Holdings and an employment agreement entered into by him with MPAC that became effective at Closing, and (ii) 530,000 shares of restricted Class A Common Stock, subject to the Vesting Conditions (as defined below), issued to certain members of management of USWS Holdings, each of whom became an officer of the Company or continued as a member of management of USWS Holdings at Closing.

As of the Closing Date and following the completion of the Business Combination, the ownership interests of the Company’s stockholders were as follows:

•	public stockholders owned 3,576,507 shares of Class A Common Stock, representing an approximate 7.1% economic interest and an approximate 5.5% voting interest;
•	Sponsor owned 5,216,502 shares of Class A Common Stock, representing an approximate 10.4% economic interest and an approximate 8.1% voting interest;
•	the Blocker Stockholders owned 13,532,331 shares of Class A Common Stock, representing an approximate 27.0% economic interest and an approximate 20.9% voting interest;
•	Crestview owned 20,250,000 shares of Class A Common Stock, representing an approximate 40.4% economic interest and an approximate 31.3% voting interest;
•	the Non-Blocker USWS Members owned 14,546,755 shares of Class B Common Stock, representing a 0.0% economic interest and an approximate 22.5% voting interest;
•	the PIPE Investors owned 4,500,000 shares of Class A Common Stock, representing an approximate 9.0% economic interest and an approximate 7.0% voting interest;
•	the Lenders owned 1,314,999 shares of Class A Common Stock, representing an approximate 2.6% economic interest and an approximate 2.0% voting interest;
•	Piper owned 509,337 shares of Class A Common Stock, representing an approximate 1.0% economic interest and an approximate 0.8% voting interest; and
•	all directors and executive officers as a group owned 1,180,000 shares of Class A Common Stock (including 530,000 restricted shares subject to the Vesting Conditions), representing an approximate 2.4% economic interest and an approximate 1.8% voting interest.

Prior to the Closing, MPAC was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. After the Closing, the Company became a holding company whose assets primarily consist of interests in its subsidiaries, USWS Holdings and USWS. The following information is provided about the business of the Company reflecting the consummation of the Business Combination.

Cautionary Note Regarding Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K. These forward-looking statements relate to expectations for future financial performance, business strategies or expectations for our business. Specifically, forward-looking statements may include statements relating to:

•	the benefits of the Business Combination;
•	the future financial performance of the Company following the Business Combination;

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•	the Company’s success in retaining or recruiting, or changes required in, our officers, key employees or directors;
•	changes in the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans;
•	changes in the future operating results of the Company;
•	expansion plans and opportunities; and
•	other statements preceded by, followed by or that include the words “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target,” “will,” or similar expressions.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	the risk that the Business Combination disrupts our current plans and operations;
•	the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined business to grow and manage growth profitably;
•	costs related to the Business Combination;
•	changes in applicable laws or regulations;
•	fluctuations in the U.S. and/or global stock markets;
•	the possibility that the we may be adversely affected by other economic, business, and/or competitive factors; and
•	other risks and uncertainties set forth in the Proxy Statement in the section entitled “Risk Factors” beginning on page 34 of the Proxy Statement.

Business and Properties

The business and properties of USWS prior to the Business Combination are described in the Proxy Statement in the section entitled “Business of USWS” beginning on page 188, which is incorporated herein by reference. The business of MPAC prior to the Business Combination is described in the Proxy Statement in the section entitled “Business of MPAC” beginning on page 157, which is incorporated herein by reference.

Risk Factors

The risk factors related to the Company’s business and operations are described in the Proxy Statement in the section entitled “Risk Factors” beginning on page 34, which is incorporated herein by reference.

Selected Historical Financial Information of the Company

The selected historical financial information of USWS for the years ended December 31, 2017, 2016 and 2015, and the nine months ended September 30, 2018 and 2017 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

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Unaudited Pro Forma Condensed Consolidated Combined Financial Information

The unaudited pro forma condensed consolidated combined financial information of MPAC for the year ended December 31, 2017 and the nine months ended September 30, 2018 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of financial condition and results of operations of USWS for the nine months ended September 30, 2018 and 2017 and for the years ended December 31, 2017, 2016 and 2015 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding ownership of shares of voting securities of the Company, which consists of Class A Common Stock and Class B Common Stock, as of November 9, 2018:

•	each person who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s voting securities;
•	each of the Company’s current executive officers and directors; and
•	all current executive officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security or has the right to acquire such securities within sixty (60) days, including options and warrants that are currently exercisable or exercisable within sixty (60) days.

The beneficial ownership of shares of voting stock of the Company is based on 64,626,431 shares of Class A Common Stock and Class B Common Stock issued and outstanding in the aggregate as of November 9, 2018.

Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to all shares of voting stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares	Percent
5% Stockholders
Matlin & Partners Acquisition Sponsor LLC(2)	9,341,502	13.6%
Crestview(3)	23,875,000	35.0%
Regiment Capital Special Situations Fund V, L.P.(4)	10,004,039	15.5%
BlackRock, Inc.(5)	4,625,218	7.2%
Millstreet Capital Management LLC(6)	3,586,535	5.5%
Directors and Executive Officers
Joel N. Broussard(7)	864,900	1.3%
David J. Matlin	—	—
David L. Treadwell	—	—
Adam J. Klein	—	—
Eddie Watson	—	—
James S. Bold	—	—
Ryan K. Carroll	—	—
Kyle O’Neill	—	—
Nathan Houston(8)	78,011	*
Matthew Bernard(9)	143,300	*
All directors and executive officers as a group (10 individuals)(10)	1,180,000	1.8%

*	Less than one percent.

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(1)	Unless otherwise indicated, the business address of each of person listed in this table is c/o U.S. Well Services, Inc., 770 South Post Oak Lane, Suite 405, Houston, Texas 77056.

(2)	Includes 4,125,000 shares of Class A Common Stock issuable upon exercise of warrants that will become exercisable 30 days after closing of the Business Combination. There are five managing principals of the board of managing principals of Sponsor, including Messrs. Matlin and Treadwell. Each managing principal has one vote, and the approval of three of the five members of the board of managing principals is required to approve an action of Sponsor. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting or dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. This is the situation with regard to Sponsor. Based upon the foregoing analysis, no individual managing principal of Sponsor exercises voting or dispositive control over any of the securities held by Sponsor, even those in which he directly holds a pecuniary interest. Accordingly, none of them is deemed to have or share beneficial ownership of such shares. The business address of Sponsor is 520 Madison Avenue, 35th Floor, New York, New York 10022.

(3)	Includes 3,625,000 shares of Class A Common Stock issuable upon exercise of warrants that will become exercisable 30 days after closing of the Business Combination and represents shares of Class A Common Stock held directly (or issuable upon exercise of warrants held directly) by Crestview III USWS, L.P. and Crestview III USWS TE, LLC, in each case for which Crestview Partners III GP, L.P. may be deemed to be the beneficial owner. Crestview Partners III GP, L.P. is the general partner of the investment funds which are direct or indirect members of Crestview. Decisions by Crestview Partners III GP, L.P. to vote or dispose of the interests held by Crestview requires the approval of a majority of the 9 members of its investment committee, which is composed of the following individuals: Barry S. Volpert, Thomas S. Murphy, Jr., Jeffrey A. Marcus, Robert J. Hurst, Richard M. DeMartini, Robert V. Delaney, Jr., Brian P. Cassidy, Alexander M. Rose and Adam J. Klein. None of the foregoing persons has the power individually to vote or dispose of any of such interests. Each of the foregoing individuals disclaims beneficial ownership of all such interests. The business address of each of the foregoing is c/o Crestview Advisors, L.L.C., 590 Madison Avenue, 36th Floor, New York, New York.

(4)	Regiment Capital Special Situations Fund V, L.P. (“Fund V”) is the holder of the shares reported herein. TCW Special Situations, LLC (“TCW”) is the sole investment manager to Fund V. Accordingly, TCW may be deemed to have or share beneficial ownership and have or share voting and dispositive power over the shares held by Fund V. The business address of Fund V and TCW is c/o TCW Direct Lending Group, 1251 Avenue of the Americas, Suite 4700, New York, New York 10020.

(5)	The registered holders of the referenced shares are funds and accounts under management by investment adviser subsidiaries of BlackRock, Inc. (or wholly owned subsidiaries of such funds and accounts). BlackRock, Inc. is the ultimate parent holding company of such investment adviser entities. On behalf of such investment adviser entities, the applicable portfolio managers, as managing directors (or in other capacities) of such entities, and/or the applicable investment committee members of such funds and accounts, have voting and investment power over the shares held by the funds and accounts (or the wholly owned subsidiaries of such funds and accounts) which are the registered holders of the referenced shares. Such portfolio managers and/or investment committee members expressly disclaim beneficial ownership of all shares held by such funds and accounts (or such wholly owned subsidiaries). The address of such funds and accounts (and such wholly owned subsidiaries), such investment adviser subsidiaries and such portfolio managers and/or investment committee members is 55 East 52nd Street, New York, NY 10055.

(6)	Consists of 474,700 shares held by Millstreet Credit Fund LP; 2,311,835 shares held by Mercer QIF Fund PLC – Mercer Investment Fund 1; and 800,000 shares held by Ronin Trading Europe LLP. Millstreet Capital Management LLC (“Millstreet Capital”) is the Investment Manager and/or Sub-Investment Manager of the foregoing persons. Accordingly, Millstreet Capital may be deemed to have or share beneficial ownership and have or share voting and dispositive power over the shares held by such persons. The business address of each of the foregoing persons is c/o Millstreet Capital Management LLC, 399 Boylston Street, Suite 501, Boston, Massachusetts 02116.

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(7)	Includes 214,900 restricted shares of Class A Common Stock which will vest in equal one-third increments on each of the first, second and third anniversaries of the Closing Date; provided, however, that: no restricted shares will vest on any such date unless the closing price per share of the Class A Common Stock on The Nasdaq Capital Market (“Nasdaq”) (or other principal stock exchange on which the Class A Common Stock is then listed for trading) has been $12.00 or greater for 20 trading days in any period of 30 consecutive trading days commencing after the Closing Date (the “Trading Condition”), and in the event that restricted shares do not vest on the applicable anniversary of the Closing Date because the Trading Condition has not then been satisfied, such restricted shares will vest upon the later satisfaction of the Trading Condition (but in no event before the applicable anniversary of the Closing Date on which such restricted shares are otherwise scheduled to vest) (the “Vesting Conditions”).

(8)	Includes 71,600 restricted shares of Class A Common Stock subject to the Vesting Conditions.

(9)	Consists of 143,300 restricted shares of Class A Common Stock subject to the Vesting Conditions.

(10)	Includes 530,000 restricted shares of Class A Common Stock subject to the Vesting Conditions.

Directors

On the Closing Date, in connection with the Business Combination, the size of the Company’s board of directors (the “Board”) was increased from five members to seven members. Peter H. Schoels, Kenneth L. Campbell and Daniel W. Dienst each resigned as members of the Board. The resignations of Peter H. Schoels, Kenneth L. Campbell and Daniel W. Dienst were not a result of any disagreement with the Company. David J. Matlin and David L. Treadwell continued as Board members following the Business Combination.

At the Special Meeting, holders of Class A Common Stock and Class F Common Stock, voting as a single class, approved the election of seven individuals to the Board. Joel Broussard and James Bold were elected to serve as Class I directors, with terms expiring at the Company’s annual meeting of stockholders in 2019; Adam Klein and David J. Matlin were elected to serve as Class II directors, with terms expiring at the Company’s annual meeting of stockholders in 2020; and David L. Treadwell, Ryan Carroll and Eddie Watson were elected to serve as Class III directors, with terms expiring at the Company’s annual meeting of stockholders in 2021. Information with respect to each of the Company’s directors is set forth in the Proxy Statement in the section entitled “Officers and Directors of MPAC upon Consummation of the Business Combination” beginning on page 162, which is incorporated herein by reference.

Independence of Directors

Under the listing rules of Nasdaq, we are required to have a majority of independent directors serving on our Board. The Board has determined that David L. Treadwell, Adam Klein, Eddie Watson, James Bold and Ryan Carroll are independent within the meaning of Nasdaq Rule 5605(a)(2).

Committees of the Board of Directors

Following the Closing, the standing committees of the Board consist of an audit committee (the “Audit Committee”), a conflicts committee (the “Conflicts Committee”), a compensation committee (the “Compensation Committee”) and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). Each of the committees reports to the Board. The composition, duties and responsibilities of these committees are set forth below.

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Audit Committee

The principal functions of the Audit Committee are detailed in the Audit Committee’s charter, which is available on the Company’s website, and include:

•	the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm and any other independent registered public accounting firm engaged by us;
•	pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;
•	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;
•	setting clear hiring policies for employees or former employees of the independent registered public accounting firm;
•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;
•	obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;
•	reviewing and approving any related party transaction in accordance with our policies with respect thereto; and
•	reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Under the Nasdaq listing standards and applicable SEC rules, the Company is required to have at least three members of the Audit Committee, all of whom must be independent. Following the Closing, our Audit Committee consists of David L. Treadwell, Eddie Watson and James Bold, with Mr. Treadwell serving as the Chair. We believe that Messrs. Treadwell, Watson and Bold qualify as independent directors according to the rules and regulations of the SEC with respect to audit committee membership. We also believe that Mr. Treadwell qualifies as an “audit committee financial expert,” as such term is defined in Item 401(h) of Regulation S-K.

Compensation Committee

The principal functions of the Compensation Committee are detailed in the Compensation Committee’s charter, which is available on the Company’s website, and include:

•	reviewing and approving on an annual basis the corporate goals and objectives relevant to the Company’s Chief Executive Officer’s compensation, evaluating its Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of its Chief Executive Officer based on such evaluation;
•	reviewing and approving on an annual basis the compensation of all of the Company’s other senior officers;
•	reviewing on an annual basis the Company’s executive compensation policies and plans;
•	implementing and administering the Company’s incentive compensation equity-based remuneration plans;
•	assisting management in complying with the Company’s proxy statement and annual report disclosure requirements;
•	establishing and reviewing periodically policies and procedures with respect to perquisites;
•	if required, producing a report on executive compensation to be included in the Company’s annual proxy statement; and
•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

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Under the Nasdaq listing standards, the Company is required to have a Compensation Committee, all of the members of which must be independent. Following the Closing, our Compensation Committee consists of David Treadwell, Adam Klein and Ryan Carroll, with Mr. Treadwell serving as the Chair. We believe that Messrs. Treadwell, Klein and Carroll qualify as independent directors according to the rules and regulations of the Nasdaq with respect to compensation committee membership.

Nominating and Corporate Governance Committee

The principal functions of the Nominating and Corporate Governance Committee are detailed in the Nominating and Corporate Governance Committee’s charter, which is available on the Company’s website, and include:

•	assisting the Board in identifying individuals qualified to become members of the Board, consistent with criteria approved by the Board;
•	recommending director nominees for election or for appointment to fill vacancies;
•	recommending the election of officer candidates;
•	monitoring the independence of Board members;
•	ensuring the availability of director education programs; and
•	advising the Board about appropriate composition of the Board and its committees.

The Nominating and Corporate Governance Committee also develops and recommends to the Board corporate governance principles and practices and assists in implementing them, including conducting a regular review of our corporate governance principles and practices. The Nominating and Corporate Governance Committee oversees the annual performance evaluation of the Board and the committees of the Board and makes a report to the Board on succession planning.

Following the Closing, our Nominating and Corporate Governance Committee consists of Adam Klein, David L. Treadwell and Ryan Carroll, with Mr. Klein serving as the Chair.

Executive Officers

In connection with and effective as of the Closing, David J. Matlin resigned as Matlin’s Chief Executive Officer, Greg Ethridge resigned as Matlin’s President, Rui Gao resigned as Matlin’s Chief Financial Officer and Robert H. Weiss resigned as Matlin’s Secretary and General Counsel. Also, in connection with the Closing, the following individuals were appointed by the Board as executive officers of the Company:

Name	Position
Joel Broussard	President, Chief Executive Officer and Director
Kyle O’Neill	Chief Financial Officer
Nathan Houston	Chief Operating Officer
Matthew Bernard	Chief Administrative Officer

Information with respect to Messrs. Broussard, O’Neill, Houston and Bernard is set forth in the Proxy Statement in the section entitled “Officers and Directors of MPAC upon Consummation of the Business Combination” beginning on page 162, which is incorporated herein by reference.

Indemnification of Directors and Executive Officers

On the Closing Date, we entered into indemnity agreements with David J. Matlin, David L. Treadwell, Adam Klein, Eddie Watson, James Bold and Ryan Carroll, each of whom became or continued as a director of the Company at Closing, and Joel Broussard, Kyle O’Neill, Nathan Houston and Matthew Bernard, each of whom became an executive officer and/or director of the Company at Closing. Each indemnity agreement provides that, subject to limited exceptions, and among other things, we will indemnify the director or executive officer to the fullest extent permitted by law for claims arising in his or her capacity as our director or officer.

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The foregoing descriptions of the indemnity agreements are a summary only and are qualified in their entirety by reference to the form of indemnity agreement, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K.

Director and Executive Officer Compensation

Pre-Closing Compensation of Executive Officers and Directors

The compensation of Matlin’s and USWS’ named executive officers and directors before the consummation of the Business Combination is set forth in the Proxy Statement in the section titled “Executive Compensation” beginning on page 166, which is incorporated herein by reference.

Post-Closing Compensation of Executive Officers and Directors

After the Closing, Joel Broussard will serve as President and Chief Executive Officer and Director of the Company, Kyle O’Neill will serve as Chief Financial Officer of the Company, Nathan Houston will serve as Chief Operating Officer of the Company and Matthew Bernard will serve as Chief Administrative Officer of the Company. With the exception of Messrs. Broussard, O’Neill, Houston and Bernard, no determinations regarding the compensation arrangements for the Company’s directors or executive officers have been made.

Pursuant to the terms of the Merger and Contribution Agreement, 530,000 shares of restricted Class A Common Stock, subject to the Vesting Conditions, were issued to certain members of management of USWS Holdings, each of whom became an officer of the Company or continued as a member of management of USWS Holdings at Closing. As part of the aforementioned 530,000 shares of restricted Class A Common Stock grant, Messrs. Broussard, Houston, and Bernard received 214,900, 71,600 and 143,300 shares, respectively.

Employment Agreements, Annual Base Salaries and Target Bonuses

On July 13, 2018, the Company entered into new employment agreements with each of Messrs. Broussard, O’Neill, Houston, and Bernard that became effective and superseded and replaced the original employment agreements entered into between USWS and each of Messrs. Broussard, Houston and Bernard, as of the Closing Date (the “New Employment Agreements”). Each New Employment Agreement generally provides for an initial term which will expire on (i) December 31, 2021 for Mr. Broussard, and (ii) December 31, 2020 for Messrs. O’Neill, Houston, and Bernard. After the initial term, the New Employment Agreements will renew for subsequent one (1) year periods, unless MPAC provides written notice of non-renewal at least sixty (60) days prior to the end of the then-current term. Each New Employment Agreement provides a general description of the Executive’s duties, positions, and responsibilities associated with his title.

The New Employment Agreements provide for base salaries of $800,000, $420,000, $450,000 and $390,000 per annum for Messrs. Broussard, O’Neill, Houston, and Bernard, respectively, which may be adjusted annually in the sole discretion of our board of directors but not reduced unless part of a general reduction in the Company’s compensation to other executives. In addition to base salary, for the period of January 1, 2018 to the Closing, Mr. Broussard’s New Employment Agreement provides for an annual bonus as set out in his original employment agreement calculated based on a percentage of Adjusted EBITDA (as defined therein) if certain Adjusted EBITDA performance levels are achieved. From the Closing Date until December 31, 2018, Mr. Broussard is eligible for a bonus under the USWS Annual Incentive Plan (the “AIP”) with a target percentage of 120% of base salary.

For the year ending December 31, 2018, Messrs. Houston’s and Bernard’s New Employment Agreements provide that they are eligible for an annual bonus under their original employment agreements with a target of 50% of base salary. For the year ending December 31, 2018, Mr. O’Neill’s bonus will be based on an annual target of 80% and prorated based on the number of weeks he was employed by MPAC during 2018.

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The New Employment Agreements for Messrs. Broussard, O’Neill, Houston, and Bernard also provide that they are eligible for annual bonuses under the AIP or a similar or replacement annual incentive plan adopted by our Board targeted at 120%, 80%, 100%, and 80% of their base salaries, respectively, for any periods after December 31, 2018.

Mr. Broussard’s New Employment Agreement provides that he is entitled to receive an individual change in control bonus in the aggregate amount of $7.5 million as a result of the Closing, subject to the satisfaction of the vesting criteria set forth in his original employment agreement. As contemplated by the New Employment Agreement, this change in control bonus was paid to Mr. Broussard at Closing in the form of (i) 650,000 shares of Class A Common Stock, valued at $10.00 per share, and (ii) $1.0 million in cash.

The New Employment Agreements also provide for potential severance benefits in connection with certain terminations of employment. Please see the section titled “Executive Compensation – MPAC – Additional Narrative Disclosures – Potential Payments upon Termination or Change in Control” for additional details on these termination benefits on page 167 of the Proxy Statement, which is incorporated herein by reference.

The foregoing description of the New Employment Agreements is a summary only and is qualified in its entirety by reference to the New Employment Agreements, copies of which agreements with Messrs. Broussard, Bernard, Houston and O’Neill are filed, respectively, as Exhibits 10.6, 10.7, 10.8, and 10.9 to this Current Report on Form 8-K.

LTIP Awards

On November 2, 2018, the stockholders of the Company approved the U.S. Well Services, Inc. 2018 Long Term Incentive Plan (the “LTIP”), effective upon Closing. The description of the LTIP set forth in the Proxy Statement section titled “Proposal No. 4 – The LTIP Proposal” beginning on page 135 is incorporated herein by reference. A copy of the full text of the LTIP is filed as Exhibit 10.10 to this Current Report on Form 8-K.

The Company issued the following awards of shares of restricted Class A Common Stock under the LTIP on the Closing Date, subject to the executive’s continued employment and the Vesting Conditions to Messrs. Broussard, Houston and Bernard under the LTIP:

Name	Restricted Stock
Joel Broussard	214,900
Matthew Bernard	143,300
Nathan Houston	71,600

Director Compensation

Following the Closing, the Compensation Committee will determine the annual compensation to be paid to the members of the Board.

Certain Relationships and Related Party Transactions

Founder Shares

In March 2016, Sponsor purchased an aggregate of 7,187,500 shares of Class F Common Stock for an aggregate purchase price of $25,000. In May 2016, MPAC effectuated a 1.2-for-1 stock split in the form of a dividend, resulting in an aggregate of 8,625,000 founder shares outstanding. Sponsor subsequently forfeited an aggregate of 500,000 shares of Class F Common Stock for no consideration (which were cancelled) because the underwriter's over-allotment option was not exercised in full in connection with MPAC’s initial public offering.

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Private Placement Warrants

In March 2017, Sponsor purchased 14,500,000 private placement warrants for a purchase price of $0.50 per warrant in a private placement that occurred simultaneously with the closing of MPAC’s initial public offering. Each private placement warrant entitles the holder to purchase one-half of one share of our Class A Common Stock at $5.75 per share. The private placement warrants (including the Class A Common Stock issuable upon exercise of the private placement warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by it until 30 days after the completion of MPAC’s initial business combination.

USWS Related Party Transaction

Information about related party transactions of USWS is set forth in the Proxy Statement in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of USWS – USWS Related Party Transaction” beginning on page 187, which is incorporated herein by reference.

Legal Proceedings

Information about legal proceedings of the Company is set forth in the Proxy Statement in the section entitled “Business of USWS – Legal Proceedings” beginning on page 199, which is incorporated herein by reference.

Company’s Common Equity and Related Stockholder Matters

MPAC

MPAC’s units, shares of Class A Common Stock and warrants were historically quoted on Nasdaq under the symbols “MPACU,” “MPAC” and “MPACW,” respectively. MPAC units commenced public trading on March 10, 2017, and the shares of Class A Common Stock and warrants each commenced separate trading on April 28, 2017.

On July 12, 2018, the trading date before the public announcement of the Business Combination, MPAC’s units, warrants and Class A Common Stock closed at $10.58, $0.70 and $9.92, respectively.

MPAC has not paid any cash dividends on the Class A Common Stock to date. Following completion of the Business Combination, the Board will consider whether or not to institute a dividend policy.

As of the Closing Date, there were 35 holders of record of the Class A Common Stock.

Following the closing of the Business Combination, the Class A Common Stock and warrants will continue to be listed on the Nasdaq under the new trading symbols of “USWS” and “USWSW,” respectively.

On November 9, 2018, in connection with the Closing, all of the units of the Company separated into their component parts of one share of Class A Common Stock and one warrant to purchase one-half of one share of Class A Common Stock, and the units ceased trading on Nasdaq.

 USWS

Historical market price information regarding USWS is not provided because there has been no public market for USWS’ equity securities. USWS has not made any cash distributions on their respective equity securities since September 17, 2018.

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Recent Sales of Unregistered Securities

In addition to the below, information about unregistered sales of MPAC’s equity securities is set forth in “Part II, Item 15. Recent Sales of Unregistered Securities” of MPAC’s Registration Statement on Form S-1 (File No. 333-216076) filed with the SEC on February 15, 2017.

Other Issuances Related to the Business Combination

In connection with the Closing, the Company issued (i) shares of Class A Common Stock and Class B Common Stock to the Blocker Stockholders and the Non-Blocker USWS Members, respectively, pursuant to the Merger and Contribution Agreement, (ii) shares of Class A Common Stock in connection with the Class F Common Stock Conversion and (iii) shares of Class A Common Stock to Crestview and the PIPE Investors pursuant to their respective subscription agreements, and (iv) shares of Class A Common Stock to Piper and the Lenders. The shares of Class A Common Stock and Class B Common Stock issued were not registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) or Section 3(a)(9) of the Securities Act.

Description of the Company’s Securities

After the Closing, the Company has authorized 440,000,000 shares of capital stock, consisting of (a) 430,000,000 shares of common stock, including (i) 400,000,000 shares of Class A Common Stock, (ii) 20,000,000 shares of Class B Common Stock, and (iii) 10,000,000 shares of Class F Common Stock, and (b) 10,000,000 shares of preferred stock. As of the Closing Date, there were: (a) 35 holders of record of Class A Common Stock and 50,079,676 shares of Class A Common Stock outstanding; (b) 20 holders of record of Class B Common Stock and 14,546,755 shares of Class B Common Stock outstanding; (c) no shares of Class F Common Stock outstanding; (d) no shares of preferred stock outstanding; and (e) four holders of the Company’s warrants and 48,000,000 warrants outstanding. All of the Company’s shares of Class F Common Stock that were not forfeited in connection with the Business Combination were converted into shares of Class A Common Stock on a one-for-one basis at Closing.

Class A Common Stock

Holders of the Class A Common Stock are entitled to one vote for each share held on all matters to be voted on by the Company’s stockholders. Holders of the Class A Common Stock and holders of the Class B Common Stock will vote together as a single class on all matters submitted to a vote of the Company’s stockholders, except as required by law. Unless specified in the Second Amended and Restated Charter (as defined below) (including any certificate of designation of preferred stock) or the bylaws of the Company, or as required by applicable provisions of the General Corporation Law of the State of Delaware or applicable stock exchange rules, the affirmative vote of a majority of the Company’s shares of common stock that are voted is required to approve any such matter voted on by the Company’s stockholders.

In the event of a liquidation, dissolution or winding up of the Company, the holders of the Class A Common Stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of stock, if any, having preference over the Class A Common Stock. The Company’s stockholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to the Class A Common Stock.

Class B Common Stock

In connection with the Business Combination and pursuant to the Merger and Contribution Agreement, the Non-Blocker USWS Members were issued New USWS Units and an equal number of shares of Class B Common Stock. The Non-Blocker USWS Members collectively own all of our outstanding shares of Class B Common Stock. Following the Closing, we expect to maintain a one-to-one ratio between the number of outstanding shares of Class B Common Stock and the number of New USWS Units held by persons other than the Company, so holders of New USWS Units (other than the Company) will have a voting interest in the Company that is proportionate to their economic interest in USWS Holdings. The Second Amended and Restated Charter established the terms of the Class B Common Stock.

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The Class B Common Stock are a newly issued class of our common stock, with a par value of $0.0001 per share. The Second Amended and Restated Charter provides that the number of authorized shares of Class B Common Stock is 20,000,000.

Shares of Class B Common Stock (i) may be issued only in connection with the issuance by USWS Holdings of a corresponding number of New USWS Units and only to the person or entity to whom such New USWS Units are issued and (ii) may be registered only in the name of  (a) a person or entity to whom shares of Class B Common Stock are issued as described above, (b) its successors and assigns, (c) their respective permitted transferees or (d) any subsequent successors, assigns and permitted transferees. A holder of shares of Class B Common Stock may transfer shares of Class B Common Stock to any transferee (other than the Company) only if, and only to the extent permitted by the A&R USWS Holdings LLC Agreement, such holder also simultaneously transfers an equal number of such holder’s New USWS Units to the same transferee in compliance with the A&R USWS Holdings LLC Agreement.

Holders of shares of our Class B Common Stock will vote together as a single class with holders of shares of our Class A Common Stock on all matters properly submitted to a vote of the stockholders. In addition, holders of shares of Class B Common Stock, voting as a separate class, will be entitled to approve any amendment, alteration or repeal of any provision of our Charter that would alter or change the powers, preferences or relative, participating, optional or other or special rights of the Class B Common Stock.

Holders of Class B Common Stock will not be entitled to any dividends from MPAC and will not be entitled to receive any of our assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of our affairs.

Preferred Stock

Our Second Amended and Restated Charter authorizes 10,000,000 shares of preferred stock and provides that shares of preferred stock may be issued from time to time in one or more series. Our Board is authorized to fix the voting rights, if any, designations, powers, preferences, the relative, participating, optional or other special rights and any qualifications, limitations and restrictions thereof, applicable to the shares of each series. Our Board is able to, without stockholder approval, issue preferred stock with voting and other rights that could adversely affect the voting power and other rights of the holders of the common stock and could have anti-takeover effects. The ability of our Board to issue preferred stock without stockholder approval could have the effect of delaying, deferring or preventing a change of control of us or the removal of existing management. We have no preferred stock outstanding at the date hereof. Although we do not currently intend to issue any shares of preferred stock, we cannot assure you that we will not do so in the future. No shares of preferred stock are being issued or registered in this offering.

Warrants

A description of the Company’s public stockholders’ warrants and the private place warrants is set forth in MPAC’s Amendment No. 1 to Registration Statement on Form S-1 (File No. 333-216076) filed with the SEC on March 1, 2017 in the section titled “Description of Securities—Warrants—Public Stockholders’ Warrants” and “Description of Securities—Warrants—Private Placement Warrants” beginning on pages 121 and 124, respectively, which is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

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Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under “Item 2.01. Completion of Acquisition or Disposition of Assets – Recent Sales of Unregistered Securities” is incorporated in this Item 3.02 by reference.

Item 5.01. Changes in Control of Registrant.

To the extent required, the information set forth under “Introductory Note” and “Item 2.01. Completion of Acquisition or Disposition of Assets” of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth under “Item 2.01. Completion of Acquisition or Disposition of Assets – Directors” and “Item 2.01. Completion of Acquisition or Disposition of Assets – Executive Officers” of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Closing Date, MPAC’s Charter was amended and restated (as amended and restated, the “Second Amended and Restated Charter”) to, among other things:

•	change MPAC’s name to “U.S. Well Services, Inc.”;
•	create a new class of capital stock of MPAC designated as Class B Common Stock;
•	increase the number of authorized shares of Class A Common Stock from 90,000,000 to 400,000,000 and the number of authorized shares of MPAC’s preferred stock, $0.0001 per share, from 1,000,000 to 10,000,000;
•	change MPAC’s classified board of directors from two classes, with directors serving two-year terms, to three classes, with directors serving three-year terms;
•	require a supermajority vote of MPAC stockholders for certain matters; and
•	make certain other changes to the Charter, including the elimination of certain provisions related to MPAC’s initial business combination that are no longer relevant following the closing of the Business Combination.

A copy of the Second Amended and Restated Charter is filed with this Current Report on Form 8-K as Exhibit 3.1, and the foregoing description of the Second Amended and Restated Charter is qualified in its entirety by reference thereto.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, which fulfilled the definition of an initial business combination as required by the Charter, the Company ceased to be a shell company, as defined in Rule 12b-2 of the Exchange Act, as of the Closing Date. The material terms of the Business Combination are described in the Proxy Statement in the section entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 83, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The unaudited financial statements of USWS for the nine months ended September 30, 2018 and 2017 are set forth in Exhibit 99.4 hereto and are incorporated herein by reference.

The audited financial statements of USWS for the years ended December 31, 2017, 2016 and 2015 are set forth in the Proxy Statement beginning on page Fin-51 and are incorporated herein by reference.

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(b)	Pro Forma Financial Information

The unaudited pro forma condensed consolidated combined financial information of MPAC for the year ended December 31, 2017 and the nine months ended September 30, 2018 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description
2.1	Merger and Contribution Agreement, dated as of July 13, 2018, by and among Matlin & Partners Acquisition Corporation, MPAC Merger Sub LLC, USWS Holdings LLC, certain blocker companies named therein and, solely for purposes described therein, the seller representatives named therein (incorporated by reference to Exhibit 2.1 of MPAC’s Current Report on Form 8-K, filed with the SEC on July 16, 2018).
2.2	Amendment No. 1, dated as of August 9, 2018, to Merger and Contribution Agreement, dated as of July 13, 2018, by and among Matlin & Partners Acquisition Corporation, MPAC Merger Sub LLC, USWS Holdings LLC, certain blocker companies named therein and, solely for purposes described therein, the seller representatives named therein (incorporated by reference to Exhibit 2.1.1 of MPAC’s Quarterly Report on Form 10-Q, filed with the SEC on October 26, 2018).
2.3	Amendment No. 2, dated as of November 2, 2018, to Merger and Contribution Agreement, dated as of July 13, 2018, by and among Matlin & Partners Acquisition Corporation, MPAC Merger Sub LLC, USWS Holdings LLC, certain blocker companies named therein and, solely for purposes described therein, the seller representatives named therein (incorporated by reference to Exhibit 2.1 of MPAC’s Current Report on Form 8-K, filed with the SEC on November 5, 2018).
3.1*	Second Amended and Restated Certificate of Incorporation of U.S. Well Services, Inc.
4.1*	Amended and Restated Registration Rights Agreement, dated as of November 9, 2018, by and among U.S. Well Services, Inc., Matlin & Partners Acquisition Sponsor LLC, the Blocker Stockholders, certain Non-Blocker USWS Members, Crestview, the Lenders, Piper and Joel Broussard.
4.2	Warrant Agreement, dated March 9, 2017, by and between Continental Stock Transfer & Trust Company and Matlin & Partners Acquisition Corporation (incorporated by reference to Exhibit 4.1 of MPAC’s Current Report on Form 8-K, filed with the SEC on March 15, 2017).
10.1*	Amended and Restated Limited Liability Company Agreement of USWS Holdings LLC, dated as of November 9, 2018.
10.2	Sponsor Agreement, dated as of July 13, 2018, by and among Matlin & Partners Acquisition Corporation, USWS Holdings LLC, Matlin & Partners Acquisition Sponsor LLC and, solely for purposes described therein, Cantor Fitzgerald & Co. (incorporated by reference to Exhibit 10.1 of MPAC’s Current Report on Form 8-K, filed with the SEC on July 16, 2018).
10.3	Amendment No. 1, dated November 2, 2018, to Sponsor Agreement, dated as of July 13, 2018, by and among Matlin & Partners Acquisition Corporation, USWS Holdings LLC, Matlin & Partners Acquisition Sponsor LLC and, solely for purposes described therein, Cantor Fitzgerald & Co. (incorporated by reference to Exhibit 10.1 of MPAC’s Current Report on Form 8-K, filed with the SEC on November 5, 2018).
10.4*	Amendment No. 2, dated November 9, 2018, to Sponsor Agreement, dated as of July 13, 2018, by and among Matlin & Partners Acquisition Corporation, USWS Holdings LLC, Matlin & Partners Acquisition Sponsor LLC and, solely for purposes described therein, Cantor Fitzgerald & Co.
10.5*	Form of Indemnity Agreement.
10.6*	Employment Agreement, dated as of July 13, 2018, by and between U.S. Well Services, Inc. and Joel Broussard.
10.7*	Employment Agreement, dated as of July 13, 2018, by and between U.S. Well Services, Inc. and Matt Bernard.
10.8*	Employment Agreement, dated as of July 13, 2018, by and between U.S. Well Services, Inc. and Nathan Houston.
10.9*	Employment Agreement, dated as of July 13, 2018, by and between U.S. Well Services, Inc. and Kyle O’Neill.
10.10*	U.S. Well Services, Inc. Long Term Incentive Plan.

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10.11*	Form of Restricted Stock Award Agreement under the U.S. Well Services, Inc. 2018 Long Term Incentive Plan.
21.1*	Subsidiaries of the Registrant.
99.1*	Selected Historical Financial Information of USWS for the three years ended December 31, 2017 and the nine months ended September 30, 2018 and 2017.
99.2*	Unaudited pro forma condensed consolidated combined financial information of MPAC for the year ended December 31, 2017 and the nine months ended September 30, 2018.
99.3*	Management’s Discussion and Analysis of Financial Condition and Results of Operations of USWS for the nine months ended September 30, 2018 and 2017, and for the years ended December 31, 2017, 2016 and 2015.
99.4*	Unaudited financial statements of USWS for the nine months ended September 30, 2018 and 2017.

*Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. WELL SERVICES, INC.

Date: November 16, 2018	By:	/s/ Kyle O’Neill
Name: Kyle O’Neill
Title: Chief Financial Officer